                                 [COVER IMAGE]

                                      AIM
                                 BALANCED FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31, 1998

                 INVEST WITH DISCIPLINE--Registered Trademark--

                                 [COVER IMAGE]


                     -------------------------------------

                                TWO BLUE DANCERS

                       BY EDGAR DEGAS (1834-1917, FRENCH)

           IN EVERY ART FORM, WHETHER DANCE OR INVESTING, DISCIPLINE

              AND DEDICATION ARE PARAMOUNT FOR SUCCESS. AT AIM WE

          CONTINUALLY STRIVE FOR PERFECTION BY ADHERING TO A UNIQUELY

                         DISCIPLINED INVESTMENT STYLE.

                     -------------------------------------

AIM Balanced Fund is for shareholders who seek a high total return consistent with preservation of capital by investing in a broadly diversified portfolio consisting of stocks and bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended December 31, 1998, the Fund paid distributions of $0.71 per share for Class A shares, $0.50 for Class B shares, and $0.50 for Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lipper Balanced Fund Index is a net asset value weighted index of the 30 largest funds within the balanced fund investment objective. It is calculated daily with adjustments for distributions as of the ex-dividend dates. It is compiled by Lipper, Inc., an independent mutual fund performance monitor.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
       OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
            OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                      LOSE A PORTION OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                               AIM BALANCED FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
    [PHOTO OF       concerns produced by financial crises in Asia during 1997,
   Charles T.       and this optimism early in 1998 led several market indexes
     Bauer,         to all-time highs in spring and early summer. However, the
  Chairman of       year was to bring two particularly serious financial shocks,
  the Board of      first the debt default by Russia, and later the gathering
    THE FUND        crisis in Brazil, which devalued its currency shortly after
  APPEARS HERE]     the fiscal year closed. The result was another year of
                    significant market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                    global financial crises and a widespread decline in U.S.
                    corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                    Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                              . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                              SHAREHOLDERS REMAINED

                            COOL HEADED AND DID NOT

                                PULL OUT OF THE

                              MARKETS DURING 1998.

                     -------------------------------------

                               AIM BALANCED FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND'S BALANCED PORTFOLIO BUFFERS
MARKET VOLATILITY

THE MARKET EXPERIENCED ALL-TIME HIGHS AND ONE OF ITS MOST VICIOUS CORRECTIONS DURING 1998. HOW DID AIM BALANCED FUND PERFORM IN THIS UNSETTLING ENVIRONMENT? AIM Balanced Fund continued to post solid returns despite weakening market conditions during the past year. For the fiscal year ended December 31, 1998, total return was 12.46% for Class A shares, 11.53% for Class B shares, and 11.60% Class C shares. Long-term performance for the Fund remains excellent. The Fund's Class A share performance for the 5-year and 10-year periods ended December 31, 1998, placed it in the top 10% and 6%, respectively, of all balanced mutual funds tracked by Lipper, Inc.
    Net assets under management grew from $1.18 billion to $2.33 billion at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS SINCE YOUR JUNE REPORT TO SHAREHOLDERS?
Beginning in July, markets succumbed to the second wave of "Asian contagion" when currency troubles in Asia made their way to the United States. A month later, Russia's bond default and the downturn that ensued involved even the very large, very liquid stocks that were chiefly responsible for the U.S. markets' earlier rise. Domestically, the markets were hit by the collapse of several hedge funds. Investors sought shelter from market volatility in the safest and most liquid investment classes, particularly large-cap equities and U.S. Treasury securities.
    The Federal Reserve Board (the Fed) announced the first of three interest rate cuts in September, hoping to shelter the United States from a potential global recession. Boosted by the Fed easing, the U.S. markets halted their downturn and rebounded. Many securities that had experienced losses earlier in the year recovered and posted gains. At the close of the fiscal year, U.S. markets had once again reached new highs, marking 1998 as the unprecedented fourth year of double-digit gains for market indexes such as the S&P 500.

HOW DID THE FUND FARE IN THIS VOLATILE PERIOD?
As investors turned to large, well-established companies better able to weather the market turbulence, mid-sized and small-company stocks were hit hard. The Fund suffered as a result of this "flight to quality," since almost 40% of its equity holdings were in these market-capitalization sectors. Conversely, the fixed-income portion of the Fund's portfolio benefited from this phenomenon and provided protection from a potentially serious decline during this difficult period. The 60/40 target allocation of stocks and bonds helped dampen volatility during an unusual market for both types of securities.
    After a difficult third quarter, the Fund began to recover, boosted by a rally in the equity market, particularly in the small-cap and mid-cap sectors. Fixed-income holdings continued to enjoy a return of their popularity as investors continued to seek their relative safety.

GIVEN CURRENT MARKET CONDITIONS, HOW HAVE YOU MANAGED THE PORTFOLIO?
On the fixed-income side, we continued to keep to an intermediate maturity structure that is moderately sensitive to interest-rate changes. The bond portion of the portfolio generally has an average quality rating of "A." We invested mainly in U.S. government issues and investment-grade corporate bonds, which have benefited from low inflation and falling interest rates during the past year.
    On the equity side, at the close of the fiscal year the Fund's top sector holdings included: health care, 7.44%; technology, 6.21%; and financials, 3.96%. We believe

GROWTH OF NET ASSETS

================================================================================
 1997                  1998
--------------------------------------------------------------------------------
$  1.18               $  2.33
Billion               Billion
================================================================================

[BAR CHART]

                     -------------------------------------

                       LONG-TERM PERFORMANCE FOR THE FUND

                               REMAINS EXCELLENT.

                     -------------------------------------

LIPPER RANKINGS

As of 12/31/98

AIM BALANCED FUND
CLASS A SHARES

================================================================================
                   RANK VS.              PERCENTILE
PERIOD           FUND CATEGORY              RANK
--------------------------------------------------------------------------------
10 Years           3 of 56                   6%
5 Years           16 of 162                 10%
3 Years           53 of 284                 19%
================================================================================

Fund percentage rankings are vs. all funds in its category tracked by Lipper, Inc., excluding sales charges and including fees and expenses.

          See important Fund and index disclosures inside front cover.

                               AIM BALANCED FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

these three sectors will continue to produce solid returns despite weakening economic conditions. During the reporting period, we reduced our financial holdings significantly while increasing our holdings in the technology sector. At the end of the reporting period, the Fund remained well diversified with approximately 200 equity and 200 fixed-income holdings.

    FINANCIAL HOLDINGS WERE A PROMINENT PART OF THE FUND'S PORTFOLIO. WHY DID YOU REDUCE THE FUND'S WEIGHTING IN THIS SECTOR?
Financial holdings, which represented the largest sector weighting a year ago, were reduced largely because of volatility in the global financial market. Financial services stocks were among the hardest hit during the market downturn, and their earnings have been hurt by recent global economic developments. Big money-center banks, such as Chase Manhattan, also sustained losses due to their involvement with the much-publicized collapse of several hedge funds.
    We follow earnings growth for individual companies, so our model picks up sectors that are showing relative earnings momentum. These market-sensitive financial stocks no longer qualified on an earnings-momentum basis. The financial holdings that are left in the Fund are largely credit-sensitive companies and regional banks, with less exposure to international woes.

WHAT MAKES TECHNOLOGY STOCKS ATTRACTIVE?
As earnings momentum began to improve for this sector, we increased its weighting. Strong sales of personal computers in the United States and Western Europe have helped to offset the economic weakness in other regions. Sales of personal computers worldwide were up 15% for the third quarter.
    As the end of the millennium nears, we also expect the computer software and services industry to profit from the so-called Y2K problem--the need to reprogram older computers to recognize the year 2000. In addition, this sector has benefited from the explosive growth of the Internet and other digital services and is expected to continue expanding well into the next century. America Online (AOL), the Fund's top equity holding as a percentage of net assets, is the world's largest Internet service provider with approximately 15 million subscribers. AOL reported robust earnings in 1998, and its stock soared in December after it was announced that the company would be added to the S&P 500.

WHAT IS YOUR OUTLOOK FOR 1999?
We are optimistic that U.S. markets have performed a turnaround, coming back from their steep declines last summer. Economic growth seems to be decelerating, so low inflation and low interest rates should continue. This is an ideal climate for the Fund's bond component. Equity performance will depend on corporate earnings in the coming months. We remain focused on targeting the 60/40 allocation of stocks and bonds, a mix that studies have found to provide optimal risk/return trade-off over the long run. The Fund's balanced structure is well-positioned to take advantage of bull markets in stocks and in bonds, while providing a safety net against potential market turbulence. The Fund also benefits from the higher growth rate of smaller companies by maintaining exposure across all market-capitalization sectors.

                     -------------------------------------

                        THE FUND'S BALANCED STRUCTURE IS

                      WELL-POSITIONED TO TAKE ADVANTAGE OF

                      BULL MARKETS IN STOCKS AND IN BONDS,

                      WHILE PROVIDING A SAFETY NET AGAINST

                          POTENTIAL MARKET TURBULENCE.

                     -------------------------------------

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

============================================================================================
TOP 10 EQUITY HOLDINGS                              TOP 10 FIXED-INCOME HOLDINGS
--------------------------------------------------------------------------------------------
   1.  America Online, Inc.            1.33%           1.  U.S. Treasury Securities   12.90%
   2.  Qwest Communications            0.64            2.  U.S. Government Agency      2.75
       International, Inc.                                 Securities
   3.  Sunrise Assisted Living, Inc.   0.58            3.  Time Warner, Inc.           0.49
   4.  Cisco Systems, Inc.             0.57            4.  Merrill Lynch & Co.         0.44
   5.  Lucent Technologies, Inc.       0.52            5.  Veritas Software Corp.      0.42
   6.  Nokia Oyj A.B.-Class A-ADR      0.52            6.  Koninklijke Ahold N.V.      0.41
   7.  Fannie Mae                      0.51            7.  Enron Corp.                 0.41
   8.  Ascend Communications, Inc.     0.51            8.  Network Associates Inc.     0.40
   9.  Dell Computer Corp.             0.50            9.  National Fuel Gas Co.       0.38
   10. Warner-Lambert Co.              0.50            10. Comverse Technology Inc.    0.38

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
============================================================================================

          See important Fund and index disclosures inside front cover.

                               AIM BALANCED FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BALANCED FUND VS. BENCHMARK INDEXES

12/31/88-12/31/98

--------------------------------------------------------------------------------
                  AIM
              BALANCED FUND  LIPPER BALANCED     S&P 500
             CLASS A SHARES     FUND INDEX        INDEX
--------------------------------------------------------------------------------

12/31/88        $9,527.00       $10,000.00      $10,000.00

12/31/89        10,941.00       11,970.00       13,164.00

12/31/90        10,504.00       12,048.00       12,756.00

12/31/91        15,015.00       15,160.000      16,635.00

12/31/92        16,462.00       16,291.00       17,901.00

12/31/93        19,020.00       18,238.00       19,703.00

12/31/94        17,984.00       17,865.00       19,962.00

12/31/95        24,274.00       22,311.00       27,457.00

12/31/96        28,947.00       25,223.00       33,758.00

12/31/97        36,014.00       30,342.00       45,018.00

12/31/98        40,500.00       34,920.00       57,881.00

================================================================================

Past performance is no guarantee of comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES

  10 Years                              15.01%
   5 Years                              15.20
   1 Year                                7.10*

CLASS B SHARES

Since Inception (10/18/93)              13.90%
5 Years                                 15.15
1 Year                                   6.53**

CLASS C SHARES

Since Inception (8/4/97)                11.67%
1 Year                                  10.60***


*   12.46%, excluding sales charges
**  11.53%, excluding CDSC
*** 11.60%, excluding CDSC
================================================================================
Source: Towers Data Systems HYPO--Registered Trademark--.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to these benchmarks over the period 12/31/88 to 12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. In addition, it is worth noting that the S&P 500 represents stocks only; approximately 40% of AIM Balanced Fund's portfolio is invested in fixed-income securities. An index of funds such as the Lipper Balanced Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


                               AIM BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
DOMESTIC BONDS & NOTES-24.70%

AIRLINES-1.19%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19   $    500,000   $      525,315
---------------------------------------------------------------
America West Airlines, Inc.,
  Pass Through Ctfs., 6.86%,
  07/02/04                           5,867,515        5,854,020
---------------------------------------------------------------
American Airlines, Equipment
  Trust, 9.90%, 01/15/11             2,955,000        3,817,239
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16              5,000,000        5,744,950
---------------------------------------------------------------
  Medium Term Notes, 8.52%,
    01/30/04                         2,000,000        2,247,440
---------------------------------------------------------------
Northwest Airlines Corp., Pass
  Through Ctfs., 7.248%,
  07/02/14                           4,698,876        4,810,638
---------------------------------------------------------------
United Air Lines, Inc., Pass
  Thru Ctfs., 9.56%, 10/19/18        3,750,000        4,602,375
---------------------------------------------------------------
                                                     27,601,977
---------------------------------------------------------------

AUTOMOBILES-0.24%

General Motors Corp., Deb.,
  8.80%, 03/01/21                      400,000          505,972
---------------------------------------------------------------
Rocs Series CHR-1998-1,
  Collateral Trust, 6.50%,
  08/01/18(a) (Acquired
  05/19/98; Cost $4,949,750)         5,000,000        5,141,650
---------------------------------------------------------------
                                                      5,647,622
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.04%

Wachovia Corp., Sub. Notes,
  6.375%, 02/01/09                     800,000          838,544
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.68%

Bankers Trust New York Corp.,
  Unsec. Sub. Notes, 7.50%,
  11/15/15                           3,000,000        3,157,440
---------------------------------------------------------------
Chase Manhattan Corp., Unsec.
  Sub Notes, 6.375%, 04/01/08        4,400,000        4,551,228
---------------------------------------------------------------
Deutsche Bank Financial, Gtd.
  Unsec. Sub. Deb., 6.70%,
  12/13/06                           3,500,000        3,688,265
---------------------------------------------------------------
First Union Bancorp,
  Sub. Deb., 7.50%, 04/15/35         3,330,000        3,654,209
---------------------------------------------------------------
  Sub. Notes, 6.375%, 01/15/09         800,000          832,280
---------------------------------------------------------------
                                                     15,883,422
---------------------------------------------------------------

BANKS (REGIONAL)-1.64%

HSBC Americas Inc., Unsec. Sub.
  Notes, 7.00%, 11/01/06             5,430,000        5,663,979
---------------------------------------------------------------
Marshall & Ilsley-Series D,
  Medium Term Notes, 6.43%,
  10/15/02                           4,000,000        4,115,800
---------------------------------------------------------------
Mercantile Bancorp Inc.,
  Sub. Notes, 6.375%, 01/15/04         700,000          716,464
---------------------------------------------------------------
  Unsec. Sub. Notes, 7.30%,
    06/15/07                         7,500,000        8,219,250
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BANKS (REGIONAL)-(CONTINUED)

Signet Banking Corp., Sub.
  Notes, 7.80%, 09/15/06          $  5,000,000   $    5,631,700
---------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Deb.,
  7.375%, 07/15/15                   5,000,000        5,348,900
---------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                           7,500,000        8,379,075
---------------------------------------------------------------
                                                     38,075,168
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.16%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 8.35%,
  06/20/20(b)                       15,000,000        3,846,600
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.97%

Comcast Cable Communications,
  Notes, 8.50%, 05/01/27             3,400,000        4,266,796
---------------------------------------------------------------
  Unsec. Unsub. Notes, 6.20%,
    11/15/08                         2,750,000        2,804,945
---------------------------------------------------------------
CSC Holdings, Inc.,
  Sr. Unsec. Deb., 7.625%,
    07/15/18                         3,100,000        3,174,152
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.875%,
    12/15/07                         4,200,000        4,430,160
---------------------------------------------------------------
TCI Communications Inc., Sr.
  Notes, 8.00%, 08/01/05             2,000,000        2,255,140
---------------------------------------------------------------
USA Networks, Inc., Sr. Notes,
  6.75%, 11/15/05(a)
  (Acquisition 11/30/98; Cost
  $5,615,344)                        5,600,000        5,614,896
---------------------------------------------------------------
                                                     22,546,089
---------------------------------------------------------------

CHEMICALS-0.90%

Airgas Inc., Medium Term Notes,
  7.14%, 03/08/04                    6,700,000        6,841,504
---------------------------------------------------------------
Solutia Inc., Sr. Unsec. Deb.,
  6.72%, 10/15/37                    7,480,000        7,599,680
---------------------------------------------------------------
Union Carbide Corp., Deb.,
  6.79%, 06/01/25                    6,500,000        6,593,470
---------------------------------------------------------------
                                                     21,034,654
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.24%

Monsanto Co., Deb., 6.50%,
  12/01/18(a) (Acquired
  12/04/98; Cost $5,477,010)         5,500,000        5,538,335
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.21%

Millennium America Inc., Co.
  Guaranty Notes, 7.00%,
  11/15/06                           5,000,000        4,934,550
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.38%

Comverse Technology Inc., Conv.
  Unsec. Sub. Debs, 4.50%,
  07/01/05                           7,000,000        8,855,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
COMPUTERS (HARDWARE)-0.37%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(a) (Acquisition
  04/17/98-11/03/98; Cost
  $9,245,000)                     $  9,500,000   $    8,550,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.81%

Network Associates Inc., Conv.
  Unsec. Sub. Deb., 4.00%,
  02/12/18(b)                       15,000,000        9,225,000
---------------------------------------------------------------
Veritas Software Corp., Conv.
  Unsec. Sub. Notes, 5.25%,
  11/01/04                           6,000,000        9,697,500
---------------------------------------------------------------
                                                     18,922,500
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.22%

American Greetings, Unsec.
  Notes, 6.10%, 08/01/28             4,930,000        5,099,986
---------------------------------------------------------------

CONSUMER FINANCE-0.90%

Beneficial Corp.-Series H,
  Medium Term Notes, 6.94%,
  12/15/06                           4,750,000        5,015,572
---------------------------------------------------------------
Commercial Credit Co.,
  Putable Notes, 6.625%,
    06/01/15                         2,000,000        2,066,660
---------------------------------------------------------------
  Putable Notes, 7.875%,
    02/01/25                         4,000,000        4,728,080
---------------------------------------------------------------
Countrywide Funding Corp., Sub.
  Notes, 8.25%, 07/15/02               500,000          530,290
---------------------------------------------------------------
Ford Motor Credit, Notes, 6.75%,
  08/15/08                             800,000          862,208
---------------------------------------------------------------
GMAC, Notes, 9.00%, 10/15/02         4,175,000        4,659,216
---------------------------------------------------------------
Household Finance Corp., Notes,
  7.125%, 09/01/05                   3,000,000        3,192,120
---------------------------------------------------------------
                                                     21,054,146
---------------------------------------------------------------

ELECTRIC COMPANIES-2.33%

Arizona Public Service Co.,
  Notes, 6.25%, 01/15/05             5,000,000        5,132,200
---------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 7.375%, 11/15/00            3,500,000        3,521,980
---------------------------------------------------------------
Commonwealth Edison Co., First
  Mortgage Notes, 7.50%,
  07/01/13                           7,000,000        7,915,320
---------------------------------------------------------------
El Paso Electric Co.,
  Series D Sec. First Mortgage
    Bonds, 8.90%, 02/01/06           4,750,000        5,350,875
---------------------------------------------------------------
  Series E Sec. First Mortgage
    Bonds, 9.40%, 05/01/11           4,000,000        4,542,280
---------------------------------------------------------------
Niagara Mohawk Power Corp.,
  First Mortgage Notes, 9.25%,
    10/01/01                         3,630,000        3,932,923
---------------------------------------------------------------
  First Mortgage Notes, 6.625%,
    07/01/05                         7,200,000        7,443,504
---------------------------------------------------------------
  Series G Sr. Unsec. Notes,
    7.75%, 10/01/08                  4,300,000        4,700,330
---------------------------------------------------------------
UtiliCorp United, Inc., Sr.
  Unsec. Notes, 6.70%, 10/15/06      3,000,000        3,117,090
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRIC COMPANIES-(CONTINUED)

Western Resources Inc.,
  Sr. Unsec. Notes, 6.25%,
    08/15/03                      $  1,925,000   $    1,963,038
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.125%,
    08/01/09                         6,000,000        6,531,600
---------------------------------------------------------------
                                                     54,151,140
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.05%

Raytheon Co., Deb., 7.20%,
  08/15/27                           1,000,000        1,085,900
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-0.21%

Amkor Technology, Inc., Conv.
  Unsec. Sub. Notes, 5.75%,
  05/01/03                           5,000,000        4,950,000
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.11%

EMCOR Group, Inc., Conv. Unsec.
  Sub. Notes, 5.75%, 04/01/05        3,000,000        2,568,750
---------------------------------------------------------------

ENTERTAINMENT-0.78%

Time Warner, Inc.,
  Deb., 9.125%, 01/15/13             9,070,000       11,406,523
---------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26       6,400,000        6,733,056
---------------------------------------------------------------
                                                     18,139,579
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.05%

Associates Corp. of North
  America,
  Series B Sr. Deb., 7.95%,
    02/15/10                         5,900,000        6,827,539
---------------------------------------------------------------
  Sr. Deb., 6.95%, 11/01/18          3,500,000        3,724,910
---------------------------------------------------------------
BellSouth Capital Funding, Deb.,
  6.04%, 11/15/26                    4,000,000        4,124,120
---------------------------------------------------------------
Chrysler Financial Corp., Deb.,
  8.50%, 02/01/18                      150,000          155,466
---------------------------------------------------------------
Citigroup, Inc., Deb., 6.625%,
  01/15/28                           5,000,000        4,936,750
---------------------------------------------------------------
Finova Capital Corp., Unsec.
  Notes, 7.40%, 05/06/06             3,750,000        3,945,975
---------------------------------------------------------------
General Electric Capital Corp.,
  Deb., 8.30%, 09/20/09                500,000          609,740
---------------------------------------------------------------
                                                     24,324,500
---------------------------------------------------------------

FOODS-0.85%

ConAgra, Inc.,
  Sr. Notes, 6.70%, 08/01/27         7,500,000        7,867,500
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.125%,
    10/01/26                         7,000,000        7,479,080
---------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35             4,000,000        4,422,400
---------------------------------------------------------------
                                                     19,768,980
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.45%

Atrix Labs Inc., Conv. Sub.
  Notes, 7.00%, 12/01/04(a)
  (Acquired 11/21/97-03/03/98;
  Cost $3,055,000)                   3,000,000        2,122,500
---------------------------------------------------------------
Elan Finance Corp., Conv. Gtd.
  Sub. Notes, 3.25%,
  12/14/18(a)(b) (Acquired
  12/08/98; Cost $7,834,965)        14,930,000        8,398,125
---------------------------------------------------------------
                                                     10,520,625
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-0.17%

Tenet Healthcare Corp., Sr.
  Unsec. Notes, 8.00%, 01/15/05   $  3,750,000   $    3,849,713
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.13%

Alternative Living Services,
  Conv. Sub. Deb., 5.25%,
  12/15/02                           2,500,000        3,090,625
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.33%

Beckman Coulter, Sr. Unsec. Gtd.
  Notes, 7.45%, 03/04/08             5,700,000        5,798,553
---------------------------------------------------------------
Boston Scientific, Unsec. Notes,
  6.625%, 03/15/05                   2,000,000        1,950,260
---------------------------------------------------------------
                                                      7,748,813
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.09%

Res-Care Inc., Conv. Sub. Notes,
  6.00%, 12/01/04(a) (Acquired
  11/18/97; Cost $1,500,000)         1,500,000        2,075,625
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.28%

Sun Life Canada Capital Trust,
  Gtd. Notes, 8.526%,
  05/29/49(a) (Acquired
  11/05/98; Cost $2,338,097)         2,225,000        2,415,037
---------------------------------------------------------------
Torchmark Corp., Notes, 7.875%,
  05/15/23                           4,000,000        4,158,080
---------------------------------------------------------------
                                                      6,573,117
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.58%

Florida Windstorm, Sr. Notes,
  6.85%, 08/25/07(a) (Acquired
  09/05/97; Cost $7,498,875)         7,500,000        7,899,053
---------------------------------------------------------------
USF&G Corp., Gtd. Bonds, 8.47%,
  01/10/27                           5,000,000        5,615,550
---------------------------------------------------------------
                                                     13,514,603
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.44%

Merrill Lynch & Co., Inc.,
  Unsec. Notes, 6.875%, 11/15/18     9,950,000       10,280,141
---------------------------------------------------------------

LODGING-HOTELS-0.24%

Hilton Hotels Corp., Sr. Unsec.
  Notes, 7.20%, 12/15/09             5,000,000        4,970,550
---------------------------------------------------------------
ITT Corp., Unsec. Deb., 7.375%,
  11/15/15                             750,000          638,100
---------------------------------------------------------------
                                                      5,608,650
---------------------------------------------------------------

NATURAL GAS-1.19%

Enron Corp.,
  Notes, 6.75%, 08/01/09             9,080,000        9,441,112
---------------------------------------------------------------
  Sr. Sub. Deb., 6.75%, 07/01/05       800,000          825,880
---------------------------------------------------------------
Ferrellgas Partners, Series B
  Sr. Sec. Gtd. Notes, 9.375%,
  06/15/06                           1,000,000        1,005,000
---------------------------------------------------------------
K N Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                    6,350,000        6,700,203
---------------------------------------------------------------
National Fuel Gas Co., Series D
  Medium Term Notes, 6.303%,
  05/27/08                           8,600,000        8,886,552
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
NATURAL GAS-(CONTINUED)

PanEnergy Corp., Notes, 7.875%,
  08/15/04                        $    750,000   $      823,478
---------------------------------------------------------------
                                                     27,682,225
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.14%

R & B Falcon Corp.,
  Sr. Notes, 9.50%, 12/15/08(a)
    (Acquired 12/17/98; Cost
    $1,000,000)                      1,000,000        1,005,000
---------------------------------------------------------------
  Series B Sr. Unsec. Notes,
    6.95%, 04/15/08                  2,500,000        2,171,425
---------------------------------------------------------------
                                                      3,176,425
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.49%

Louis Dreyfus Natural Gas,
  Notes, 6.875%, 12/01/07            5,000,000        4,839,350
---------------------------------------------------------------
Tennessee Gas Pipeline Co.,
  Bonds, 7.00%, 03/15/27             4,000,000        4,188,480
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Deb., 7.50%, 10/15/26        2,500,000        2,413,475
---------------------------------------------------------------
                                                     11,441,305
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.33%

Quaker State Corp., Notes,
  6.625%, 10/15/05                   2,840,000        2,929,971
---------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                           4,450,000        4,708,723
---------------------------------------------------------------
                                                      7,638,694
---------------------------------------------------------------

PERSONAL CARE-0.18%

Alberto-Culver Corp., Unsec.
  Deb., 6.375%, 06/15/28             4,000,000        4,191,520
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.41%

AES Corp.,
  Sr. Sub. Notes, 10.25%,
    07/15/06                         1,000,000        1,082,500
---------------------------------------------------------------
  Sr. Sub. Notes, 8.375%,
    08/15/07                         3,000,000        3,030,000
---------------------------------------------------------------
Indiana Michigan Power, Sec.
  Lease Obligation Bonds, 9.82%,
  12/07/22                           1,357,348        1,842,152
---------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20(a)
  (Acquired 04/30/98; Cost
  $3,508,645)                        3,500,000        3,495,013
---------------------------------------------------------------
                                                      9,449,665
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.52%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13     4,900,000        6,116,033
---------------------------------------------------------------
  Sr. Gtd. Putable Bonds, 7.43%,
    10/01/26                         5,450,000        5,924,804
---------------------------------------------------------------
                                                     12,040,837
---------------------------------------------------------------

RAILROADS-0.32%

CSX Corp.-Series C, Medium Term
  Notes, 6.80%, 12/01/28             4,000,000        3,990,000
---------------------------------------------------------------
Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37             3,000,000        3,387,660
---------------------------------------------------------------
                                                      7,377,660
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REAL ESTATE INVESTMENT
  TRUST-0.30%

Health Care REIT, Inc., Sr.
  Unsec. Notes, 7.625%, 03/15/08  $  2,300,000   $    2,219,431
---------------------------------------------------------------
Spieker Properties LP, Unsec.
  Deb., 7.35%, 12/01/17              5,250,000        4,825,537
---------------------------------------------------------------
                                                      7,044,968
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.17%

Ingram Micro Inc., Conv. Deb.,
  5.375%, 06/09/18(a)(b)
  (Acquired 06/04/98; Cost
  $3,981,070)                       11,500,000        3,996,250
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.09%

J.C. Penney Co., Inc., Series A
  Medium Term Notes, 6.50%,
  06/15/02                           2,015,000        2,055,219
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.24%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03             5,330,000        5,607,213
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.53%

Choice Hotels International,
  Inc., Sr. Unsec. Gtd. Sub.
  Notes, 7.125%, 05/01/08            2,000,000        2,071,654
---------------------------------------------------------------
Equity Corp. International
  Conv. Unsec. Sub. Deb., 4.50%,
    12/31/04                         1,500,000        1,798,125
---------------------------------------------------------------
Equity Corp. International
  Conv. Unsec. Sub. Deb., 4.50%,
    12/31/04(a) (Acquired
    02/19/98-02/20/98; Cost
    $2,501,250)                      2,500,000        2,996,875
---------------------------------------------------------------
Protection One, Inc., Sr. Notes,
  7.375%, 08/15/05(a) (Acquired
  08/12/98; Cost $5,487,790)         5,500,000        5,552,470
---------------------------------------------------------------
                                                     12,419,124
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.41%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                           3,700,000        4,516,313
---------------------------------------------------------------
May & Speh, Inc., Sub. Notes,
  5.25%, 04/01/03                    3,000,000        5,062,500
---------------------------------------------------------------
                                                      9,578,813
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.14%

Personnel Group of America,
  Inc., Conv. Sub. Notes, 5.75%,
  07/01/04(a) (Acquired
  06/17/97; Cost $2,750,000)         2,750,000        3,169,375
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.17%

Global Telesystems Group,
  Conv. Sr. Sub. Deb., 5.75%,
    07/01/10                         4,185,000        4,723,819
---------------------------------------------------------------
  Sr. Sub. Notes, 8.75%,
    06/30/00                         2,550,000        7,184,625
---------------------------------------------------------------
MCI Communications Corp.,
  Putable Sr. Unsec. Deb.,
    7.125%, 06/15/27                 5,280,000        5,615,280
---------------------------------------------------------------
  Sr. Unsec. 6.50%, 04/15/10         5,000,000        5,257,750
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

Sprint Capital Corp., Sr. Unsec.
  Gtd. Notes, 6.875%, 11/15/28    $  4,150,000   $    4,324,964
---------------------------------------------------------------
                                                     27,106,438
---------------------------------------------------------------

TELEPHONE-0.80%

Alltel Corp., Unsec. Deb.,
  7.00%, 03/15/16                    1,500,000        1,614,585
---------------------------------------------------------------
GTE Florida, Inc., Unsec. Deb.,
  6.86%, 02/01/28                    4,750,000        5,154,842
---------------------------------------------------------------
GTE North Inc. Series G Unsec.
  Deb., 6.73%, 02/15/28              3,000,000        3,222,930
---------------------------------------------------------------
SBC Communications, Inc., Deb.,
  7.375%, 07/15/43                   7,930,000        8,653,375
---------------------------------------------------------------
                                                     18,645,732
---------------------------------------------------------------

WASTE MANAGEMENT-0.23%

WMX Technologies, Inc., Unsec.
  Putable Notes, 7.10%, 08/01/26     5,200,000        5,445,596
---------------------------------------------------------------
    Total Domestic Bonds & Notes
      (Cost $550,095,856)                           574,746,413
---------------------------------------------------------------

                                     SHARES
DOMESTIC COMMON STOCKS-42.20%
BANKS (MONEY CENTER)-0.72%

BankAmerica Corp.                       88,948        5,347,999
---------------------------------------------------------------
Chase Manhattan Corp. (The)            120,000        8,167,500
---------------------------------------------------------------
First Union Corp.                       53,830        3,273,537
---------------------------------------------------------------
                                                     16,789,036
---------------------------------------------------------------

BANKS (REGIONAL)-0.86%

Bank United Corp.-Class A              110,000        4,317,500
---------------------------------------------------------------
CNBT Bancshares, Inc.                  170,000        1,678,750
---------------------------------------------------------------
Colorado Business Bankshares,
  Inc.(c)                              150,000        1,631,250
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(c)                              270,600        4,836,975
---------------------------------------------------------------
Sterling Bancshares, Inc.              300,000        4,462,500
---------------------------------------------------------------
TCF Financial Corp.                    130,000        3,144,375
---------------------------------------------------------------
                                                     20,071,350
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.31%

Coca-Cola Co. (The)                     60,000        4,012,500
---------------------------------------------------------------
PepsiCo, Inc.                           80,000        3,275,000
---------------------------------------------------------------
                                                      7,287,500
---------------------------------------------------------------
BIOTECHNOLOGY-0.64%
Biogen, Inc.(c)                         75,000        6,225,000
---------------------------------------------------------------
Genzyme Corp.(c)                       175,000        8,706,250
---------------------------------------------------------------
                                                     14,931,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.13%

CBS Corp.(c)                           280,000        9,170,000
---------------------------------------------------------------
Heftel Broadcasting Corp.(c)           145,000        7,141,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Univision Communications Inc.(c)       275,000   $    9,951,562
---------------------------------------------------------------
                                                     26,262,812
---------------------------------------------------------------

BUILDING MATERIALS-0.17%

Group Maintenance America
  Corp.(c)                             325,000        3,940,625
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.29%

ADC Telecommunications, Inc.(c)        140,000        4,865,000
---------------------------------------------------------------
ANTEC Corp.(c)                         275,000        5,534,375
---------------------------------------------------------------
Brightpoint, Inc.(c)                   220,000        3,025,000
---------------------------------------------------------------
Lucent Technologies, Inc.              110,000       12,100,000
---------------------------------------------------------------
Tellabs, Inc.(c)                        65,000        4,456,562
---------------------------------------------------------------
                                                     29,980,937
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.40%

Compaq Computer Corp.                  240,000       10,065,000
---------------------------------------------------------------
Dell Computer Corp.(c)                 160,000       11,710,000
---------------------------------------------------------------
International Business Machines
  Corp.                                 37,000        6,835,750
---------------------------------------------------------------
Sun Microsystems, Inc.(c)               46,000        3,938,750
---------------------------------------------------------------
                                                     32,549,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.08%

Ascend Communications, Inc.(c)         180,000       11,835,000
---------------------------------------------------------------
Cisco Systems, Inc.(c)                 144,000       13,365,000
---------------------------------------------------------------
                                                     25,200,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.49%

EMC Corp.(c)                           135,000       11,475,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.18%

America Online, Inc.(c)(d)             194,000       31,040,000
---------------------------------------------------------------
Computer Associates
  International, Inc.                   75,000        3,196,875
---------------------------------------------------------------
Engineering Animation, Inc.(c)          85,000        4,590,000
---------------------------------------------------------------
HBO & Co.                              200,000        5,737,500
---------------------------------------------------------------
HNC Software Inc.(c)                    45,000        1,819,687
---------------------------------------------------------------
ISS Group, Inc.(c)                     100,000        5,500,000
---------------------------------------------------------------
Microsoft Corp.(c)                      40,000        5,547,500
---------------------------------------------------------------
Platinum Technology, Inc.(c)           150,000        2,868,750
---------------------------------------------------------------
Sterling Commerce, Inc.(c)              90,000        4,050,000
---------------------------------------------------------------
U.S. Web Corp.(c)                      369,000        9,732,375
---------------------------------------------------------------
                                                     74,082,687
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.12%

Blyth Industries, Inc.(c)               87,500        2,734,375
---------------------------------------------------------------

CONSUMER FINANCE-0.32%

SLM Holding Corp.                      155,000        7,440,000
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.38%

Cardinal Health, Inc.                  117,500        8,915,313
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRICAL EQUIPMENT-0.44%

General Electric Co.                   100,000   $   10,206,250
---------------------------------------------------------------
Sensormatic Electronics Corp.            4,392           30,469
---------------------------------------------------------------
                                                     10,236,719
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.27%

Quanta Services, Inc.(c)               289,500        6,387,094
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-0.45%

Applied Materials, Inc.(c)              80,000        3,415,000
---------------------------------------------------------------
Intel Corp.                             60,000        7,113,750
---------------------------------------------------------------
                                                     10,528,750
---------------------------------------------------------------

ENTERTAINMENT-0.30%

Walt Disney Co. (The)                  230,000        6,900,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.34%

American Express Co.                    53,000        5,419,250
---------------------------------------------------------------
CIT Group, Inc. (The)                   93,700        2,980,831
---------------------------------------------------------------
Citigroup Inc.                         161,999        8,018,951
---------------------------------------------------------------
FINOVA Group, Inc.                      50,000        2,696,875
---------------------------------------------------------------
Fannie Mae                             160,000       11,840,000
---------------------------------------------------------------
Freddie Mac                            130,000        8,376,875
---------------------------------------------------------------
Heller Financial, Inc.                 170,000        4,993,750
---------------------------------------------------------------
Medallion Financial Corp.              350,000        5,009,375
---------------------------------------------------------------
MGIC Investment Corp.                   50,000        1,990,625
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        45,000        3,195,000
---------------------------------------------------------------
                                                     54,521,532
---------------------------------------------------------------

FOODS-0.73%

Balance Bar Co.(c)                     190,000        2,042,500
---------------------------------------------------------------
Keebler Foods Co.(c)                   207,000        7,788,375
---------------------------------------------------------------
Ralston-Ralston Purina Group           220,000        7,122,500
---------------------------------------------------------------
                                                     16,953,375
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.47%

Abbott Laboratories                     65,000        3,185,000
---------------------------------------------------------------
American Home Products Corp.           106,000        5,969,125
---------------------------------------------------------------
Bristol-Myers Squibb Co.                56,000        7,493,500
---------------------------------------------------------------
Johnson & Johnson                       70,000        5,871,250
---------------------------------------------------------------
Warner-Lambert Co.                     155,000       11,654,062
---------------------------------------------------------------
                                                     34,172,937
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.51%

Barr Laboratories, Inc.(c)              81,100        3,892,800
---------------------------------------------------------------
Forest Laboratories, Inc.(c)           150,000        7,978,125
---------------------------------------------------------------
                                                     11,870,925
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.31%

Lilly (Eli) & Co.                       90,000        7,998,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-(CONTINUED)

Merck & Co., Inc.                       50,500   $    7,458,219
---------------------------------------------------------------
Pfizer Inc.                             70,000        8,780,625
---------------------------------------------------------------
Schering-Plough Corp.                  112,000        6,188,000
---------------------------------------------------------------
                                                     30,425,594
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.42%

New American Healthcare Corp.(c)       360,000        4,027,500
---------------------------------------------------------------
Province Healthcare Co.(c)             110,000        3,946,250
---------------------------------------------------------------
Tenet Healthcare Corp.(c)               65,000        1,706,250
---------------------------------------------------------------
                                                      9,680,000
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.78%

Assisted Living Concepts,
  Inc.(c)                              350,000        4,593,750
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(c)       260,000       13,487,500
---------------------------------------------------------------
                                                     18,081,250
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.83%

Arterial Vascular Engineering,
  Inc.(c)                              120,000        6,300,000
---------------------------------------------------------------
Baxter International Inc.              105,000        6,752,813
---------------------------------------------------------------
Becton, Dickinson & Co.                156,400        6,676,325
---------------------------------------------------------------
Guidant Corp.                           55,000        6,063,750
---------------------------------------------------------------
Medtronic, Inc.                        125,000        9,281,250
---------------------------------------------------------------
VISX, Inc.(c)                           85,000        7,432,187
---------------------------------------------------------------
                                                     42,506,325
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.73%

Boron, LePore & Associates,
  Inc.(c)                              100,000        3,450,000
---------------------------------------------------------------
MAXIMUS, Inc.(c)                       160,300        5,931,100
---------------------------------------------------------------
Omnicare, Inc.                         115,000        3,996,250
---------------------------------------------------------------
Pentegra Dental Group, Inc.(c)          17,000           42,500
---------------------------------------------------------------
Quintiles Transnational Corp.(c)        68,000        3,629,500
---------------------------------------------------------------
                                                     17,049,350
---------------------------------------------------------------

HOUSEHOLD FURN. &
  APPLIANCES-0.27%

Ethan Allen Interiors, Inc.            150,900        6,186,900
---------------------------------------------------------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.29%
Colgate-Palmolive Co.                   29,000        2,693,375
---------------------------------------------------------------
Procter & Gamble Co. (The)              45,000        4,109,062
---------------------------------------------------------------
                                                      6,802,437
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.76%

Conseco, Inc.                           50,000        1,528,125
---------------------------------------------------------------
Equitable Companies, Inc.               85,000        4,919,375
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         140,000        7,236,250
---------------------------------------------------------------
ReliaStar Financial Corp.               85,000        3,920,625
---------------------------------------------------------------
                                                     17,604,375
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.69%

American Bankers Insurance
  Group, Inc.                           50,000        2,418,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (MULTI-LINE)-(CONTINUED)

CIGNA Corp.                             54,000   $    4,174,875
---------------------------------------------------------------
Lincoln National Corp.                  75,000        6,135,938
---------------------------------------------------------------
MONY Group, Inc.(c)                    107,400        3,362,962
---------------------------------------------------------------
                                                     16,092,525
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.71%

Everest Reinsurance Holdings,
  Inc.                                 135,000        5,256,563
---------------------------------------------------------------
Progressive Corp.                       48,000        8,130,000
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                        100,000        3,100,000
---------------------------------------------------------------
                                                     16,486,563
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.23%

Merrill Lynch & Co., Inc.               80,000        5,340,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.16%

Federated Investors, Inc.-Class
  B                                    206,400        3,741,000
---------------------------------------------------------------

LAND DEVELOPMENT-0.12%

Silverleaf Resorts, Inc.(c)            300,000        2,793,750
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.26%

Coach USA, Inc.(c)                     174,800        6,063,375
---------------------------------------------------------------

LODGING-HOTELS-0.35%

Carnival Corp.-Class A                 130,000        6,240,000
---------------------------------------------------------------
Crestline Capital Corp.(c)              12,500          182,813
---------------------------------------------------------------
Host Marriott Corp.(c)                 125,000        1,726,563
---------------------------------------------------------------
                                                      8,149,376
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-0.27%

Tyco International Ltd.                 82,000        6,185,875
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.71%

Superior TeleCom Inc.                  230,000       10,867,500
---------------------------------------------------------------
USEC Inc.                              400,000        5,550,000
---------------------------------------------------------------
                                                     16,417,500
---------------------------------------------------------------

METAL FABRICATORS-0.10%

Metals USA(c)                          229,000        2,232,750
---------------------------------------------------------------

NATURAL GAS-0.69%

Columbia Energy Group                   37,500        2,165,625
---------------------------------------------------------------
Energen Corp.                          137,800        2,687,100
---------------------------------------------------------------
Enron Corp.                             85,000        4,850,313
---------------------------------------------------------------
Williams Companies, Inc. (The)         207,000        6,455,812
---------------------------------------------------------------
                                                     16,158,850
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.16%

Halliburton Co.                        122,000        3,614,250
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.27%

Conoco Inc.-Class A(c)                 300,000        6,262,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL (INTERNATIONAL
  INTEGRATED)-0.31%

Exxon Corp.                             65,000   $    4,753,125
---------------------------------------------------------------
Mobil Corp.                             27,000        2,352,375
---------------------------------------------------------------
                                                      7,105,500
---------------------------------------------------------------

PERSONAL CARE-0.53%

Avon Products, Inc.                    108,000        4,779,000
---------------------------------------------------------------
Gillette Co.                           154,000        7,440,125
---------------------------------------------------------------
                                                     12,219,125
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.51%

AES Corp.(c)                           156,000        7,390,500
---------------------------------------------------------------
CalEnergy Co., Inc.(c)                 130,000        4,509,375
---------------------------------------------------------------
                                                     11,899,875
---------------------------------------------------------------

PUBLISHING-0.10%

Meredith Corp.                          63,100        2,389,912
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.46%

Alexandria Real Estate Equities,
  Inc.                                 220,000        6,806,250
---------------------------------------------------------------
Boston Properties, Inc.                145,000        4,422,500
---------------------------------------------------------------
CCA Prison Realty Trust                270,000        5,535,000
---------------------------------------------------------------
Corporate Office Properties
  Trust, Inc.                          281,100        2,002,838
---------------------------------------------------------------
Correctional Properties Trust           51,000          921,188
---------------------------------------------------------------
Crescent Real Estate Equities,
  Co.                                  154,000        3,542,000
---------------------------------------------------------------
Golf Trust of America, Inc.            106,500        2,955,375
---------------------------------------------------------------
Mid-Atlantic Realty Trust              175,900        2,165,769
---------------------------------------------------------------
Starwood Hotels & Resorts              100,000        2,268,750
---------------------------------------------------------------
Vornado Realty Trust                   100,000        3,375,000
---------------------------------------------------------------
                                                     33,994,670
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.73%

American Stores Co.                    159,000        5,873,063
---------------------------------------------------------------
Safeway, Inc.(c)                       184,000       11,212,500
---------------------------------------------------------------
                                                     17,085,563
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.45%

Dayton Hudson Corp.                    195,000       10,578,750
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.58%

Linens 'N Things, Inc.(c)              219,200        8,685,800
---------------------------------------------------------------
Musicland Stores Corp.(c)              320,200        4,782,987
---------------------------------------------------------------
                                                     13,468,787
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.31%

Washington Mutual, Inc.                190,000        7,255,625
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.56%

Abacus Direct Corp.(c)                  42,400        1,929,200
---------------------------------------------------------------
Outdoor Systems, Inc.(c)               262,000        7,860,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Young & Rubicam, Inc.(c)               102,300   $    3,311,962
---------------------------------------------------------------
                                                     13,101,162
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.66%

Apollo Group, Inc.(c)                  222,000        7,520,250
---------------------------------------------------------------
Avis Rent A Car, Inc.(c)               148,000        3,579,750
---------------------------------------------------------------
Comfort Systems USA, Inc.(c)           149,200        2,666,950
---------------------------------------------------------------
Hertz Corp.-Class A                    130,000        5,931,250
---------------------------------------------------------------
INSpire Insurance Solutions,
  Inc.(c)                              150,000        2,756,250
---------------------------------------------------------------
Metzler Group, Inc.(c)                 166,800        8,121,075
---------------------------------------------------------------
Service Corp. International             80,000        3,045,000
---------------------------------------------------------------
SM&A Corp.(c)                          165,000        3,135,000
---------------------------------------------------------------
Trammell Crow Co.(c)                    70,400        1,971,208
---------------------------------------------------------------
                                                     38,726,733
---------------------------------------------------------------

SERVICES (COMPUTER
  SYSTEMS)-0.15%

Ciber, Inc.(c)                         125,000        3,492,188
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.51%

Affiliated Computer Services,
  Inc.(c)                               28,200        1,269,000
---------------------------------------------------------------
Ceridian Corp.(c)                       82,100        5,731,606
---------------------------------------------------------------
DST Systems, Inc.(c)                    86,000        4,907,375
---------------------------------------------------------------
                                                     11,907,981
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.39%

Administaff, Inc.(c)                   110,000        2,750,000
---------------------------------------------------------------
Data Processing Resources
  Corp.(c)                             131,000        3,831,750
---------------------------------------------------------------
Metamor Worldwide, Inc.(c)             100,000        2,500,000
---------------------------------------------------------------
                                                      9,081,750
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.70%

AT&T Corp.                              83,010        6,246,503
---------------------------------------------------------------
IXC Communications, Inc.(c)            200,000        6,725,000
---------------------------------------------------------------
MCI WorldCom, Inc.(c)                  154,923       11,115,725
---------------------------------------------------------------
Pacific Gateway Exchange,
  Inc.(c)                              150,000        7,209,375
---------------------------------------------------------------
WinStar Communications, Inc.(c)        210,422        8,206,460
---------------------------------------------------------------
                                                     39,503,063
---------------------------------------------------------------

TELEPHONE-1.38%

Bell Atlantic Corp.                    100,000        5,681,250
---------------------------------------------------------------
McLeodUSA Inc.-Class A(c)              117,000        3,656,250
---------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(c)                       64,900        1,841,537
---------------------------------------------------------------
Qwest Communications
  International Inc.(c)                300,000       15,000,000
---------------------------------------------------------------
US West, Inc.                           90,000        5,816,250
---------------------------------------------------------------
                                                     31,995,287
---------------------------------------------------------------

TOBACCO-0.34%

Philip Morris Companies, Inc.          150,000        8,025,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TRUCKERS-0.17%

C.H. Robinson Worldwide, Inc.          150,000   $    3,890,625
---------------------------------------------------------------

WASTE MANAGEMENT-0.65%

Allied Waste Industries, Inc.(c)       320,000        7,560,000
---------------------------------------------------------------
Denali Inc.(c)                         314,000        4,396,000
---------------------------------------------------------------
Republic Services, Inc.(c)             173,800        3,204,437
---------------------------------------------------------------
                                                     15,160,437
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $662,566,106)                           981,988,295
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-2.15%

BANKS (REGIONAL)-0.13%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.               95,000        2,998,438
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.28%

Monsanto Co.-$2.60 Conv. Pfd.          135,000        6,615,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.10%

McKesson Corp.-$2.50 Conv.
  Pfd.(a) (Acquired 02/13/97;
  Cost $1,105,000)                      22,100        2,406,137
---------------------------------------------------------------

HOMEBUILDING-0.18%

Fleetwood Capital Trust-$3.00
  Conv. Pfd.(a) (Acquired
  02/04/98; Cost $4,500,000)            90,000        4,218,750
---------------------------------------------------------------

LODGING-HOTELS-0.40%

Lodgian Capital Trust I-$3.50
  Conv. Pfd.(a) (Acquired
  06/09/98; Cost $3,500,000)            70,000        1,557,500
---------------------------------------------------------------
Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                 64,475        7,640,288
---------------------------------------------------------------
                                                      9,197,788
---------------------------------------------------------------

NATURAL GAS-0.12%

KN Energy, Inc.-$3.548 Conv.
  Pfd.                                  72,000        2,704,500
---------------------------------------------------------------

PERSONAL CARE-0.20%

Estee Lauder Co.-$3.805 Conv.
  Pfd.                                  60,000        4,650,000
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-0.16%

Reckson Associates Realty-$1.91
  Conv. Pfd.                           180,000        3,802,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.39%

L&H Capital Trust I, $2.375
  Conv. Pfd.(a) (Acquired
  05/20/98; Cost $5,000,000)           100,000        3,187,500
---------------------------------------------------------------
United Rentals Trust I-$3.25
  Conv. Pfd.(a) (Acquired
  07/30/98; Cost $6,000,000)           120,000        5,775,000
---------------------------------------------------------------
                                                      8,962,500
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.15%

IXC Communications, Inc.-$3.375
  Conv. Pfd.(a) (Acquired
  03/25/98; Cost $3,500,000)            70,000        2,318,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

WinStar Communications,
  Inc.-$3.50 Conv. Pfd.                 26,100   $    1,200,600
---------------------------------------------------------------
                                                      3,519,350
---------------------------------------------------------------

TELEPHONE-0.04%

NEXTLINK Communications-$3.25
  Conv. Pfd.(a) (Acquired
  03/26/98-06/02/98; Cost
  $975,188)                             20,800          847,600
---------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $51,842,169)                                   49,922,563
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-3.32%

CANADA-2.37%

Bell Canada
  (Telecommunications-Long
  Distance), Yankee Deb., 9.50%,
  10/15/10                        $  1,750,000        2,305,293
---------------------------------------------------------------
Great Atlantic & Pacific Tea
  Co., Inc. (Retail-Food
  Chains), Yankee Gtd. Notes,
  7.78%, 11/01/00(a) (Acquired
  10/18/95-04/27/98; Cost
  $5,131,490)                        5,000,000        5,206,800
---------------------------------------------------------------
Gulf Canada Resources, Ltd.
  (Oil-International
  Integrated), Sr. Yankee Unsec.
  Notes, 8.35%, 08/01/06             4,500,000        4,532,265
---------------------------------------------------------------
Husky Oil Ltd.
  (Oil-International
  Integrated), Sr. Unsec. Yankee
  Notes, 7.125%, 11/15/06            6,300,000        6,338,682
---------------------------------------------------------------
Laidlaw, Inc.
  (Services-Commercial &
  Consumer), Yankee Deb.,
  6.72%, 10/1/27                     3,000,000        2,978,580
---------------------------------------------------------------
  Yankee Unsec. Deb., 6.70%,
    05/01/08                         6,900,000        6,747,993
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Chemicals), Yankee Deb.,
  8.50%, 12/15/12                    5,015,000        6,087,207
---------------------------------------------------------------
Province of Manitoba (Sovereign
  Debt),
  Yankee Deb., 7.75%, 07/17/16       1,500,000        1,770,690
---------------------------------------------------------------
  Yankee Unsec. Deb., 5.50%,
    10/01/08                         2,000,000        2,023,420
---------------------------------------------------------------
Province of Quebec (Sovereign
  Debt),
  Yankee Notes, 5.735%, 03/02/26     2,300,000        2,591,410
---------------------------------------------------------------
  Yankee Notes, 6.29%, 03/06/26      2,050,000        2,299,034
---------------------------------------------------------------
Royal Bank of Canada
  (Banks-Major Regional), Yankee
  Sub. Notes, 6.75%, 10/24/11        3,000,000        3,135,210
---------------------------------------------------------------
Talisman Energy, Inc.
  (Oil-International
  Integrated), Yankee Deb.,
  7.125%, 06/01/07                   1,500,000        1,551,060
---------------------------------------------------------------
  Yankee Deb., 7.25%, 10/15/27       4,150,000        4,072,146
---------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas), Yankee Bonds, 6.49%,
  01/21/09                           3,400,000        3,475,310
---------------------------------------------------------------
                                                     55,115,100
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CAYMAN ISLANDS-0.10%

Hutchison Delta Finance
  (Shipping), Conv. Unsec.
  Notes, 7.00%, 11/08/01          $  2,250,000   $    2,418,750
---------------------------------------------------------------

GERMANY-0.16%

Dresdner Bank A.G. (Banks-Major
  Regional), Sub. Bonds, 6.00%,
  11/03/08                           4,000,000        3,816,896
---------------------------------------------------------------

NORWAY-0.22%

Petroleum Geo-Services A.S.A.
  (Oil & Gas-Drilling &
  Equipment), Sr. Unsec. Yankee
  Notes, 7.125%, 03/30/28            5,400,000        5,097,222
---------------------------------------------------------------

UNITED KINGDOM-0.47%

Royal Bank of Scotland PLC
  (Banks-Major Regional), Yankee
  Sub. Notes, 6.375%, 02/01/11       1,500,000        1,486,695
---------------------------------------------------------------
Terra Nova Insurance Holdings,
  (Insurance-Property/Casualty),
  Sr. Unsec. Yankee Gtd. Notes,
    7.20%, 08/15/07                  7,000,000        7,227,850
---------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.00%,
    05/15/08                         2,100,000        2,139,291
---------------------------------------------------------------
                                                     10,853,836
---------------------------------------------------------------
    Total U.S. Dollar
      Denominated Foreign Bonds
      & Notes (Cost $76,378,792)                     77,301,804
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED FOREIGN BONDS & NOTES(E)-2.80%

BRITISH POUNDS STERLING-0.60%

Fannie Mae
  (Financial-Diversified), Sr.
  Unsec. Unsub. Notes, 6.875%,
  06/07/02                      GBP    2,800,000      4,948,005
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Notes, 11.125%,
  02/14/01                           1,600,000        2,923,505
---------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Financial-Diversified), Gtd.
  Bonds, 8.625%, 06/03/22(a)
  (Acquired 05/29/97; Cost
  $4,890,565)                        3,000,000        6,008,530
---------------------------------------------------------------
                                                     13,880,040
---------------------------------------------------------------

CANADIAN DOLLARS-0.73%

Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12       CAD                 1,850,000        1,401,042
---------------------------------------------------------------
Bell Mobility Cellular,
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08              2,500,000        1,673,121
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 11.00%, 10/31/00             2,500,000        1,777,778
---------------------------------------------------------------
NAV Canada (Services-Commercial
  & Consumer), Bonds, 7.40%,
  06/01/27                           3,500,000        2,802,699
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07       5,400,000        3,462,212
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CANADIAN DOLLARS-(CONTINUED)

Province of Ontario (Sovereign
  Debt), Sr. Unsub. Notes,
  8.00%, 03/11/03 CAD                2,300,000   $    1,673,375
---------------------------------------------------------------
Telegobe Canada, Inc.
(Telephone), Unsec. Deb., 8.35%,
06/20/03                             1,000,000          730,634
---------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas), Series Q Deb., 10.625%,
  10/20/09                           1,500,000        1,351,235
---------------------------------------------------------------
Westcoast Energy, Inc. (Natural
  Gas), Deb., 6.45%, 12/18/06        3,000,000        2,076,510
---------------------------------------------------------------
                                                     16,948,606
---------------------------------------------------------------

DUTCH GUILDERS-0.41%

Koninklijke Ahold N.V.
  (Retail-Food Chains), Conv.
  Sub. Notes, 3.00%, 09/30/03NLG    15,000,000        9,583,644
---------------------------------------------------------------

FRENCH FRANCS-0.37%

France Telecom (Telephone),
  Conv. Bonds, 2.00%,
  01/01/04                FRF       45,132,800        8,589,161
---------------------------------------------------------------

NEW ZEALAND DOLLARS-0.64%

Canadian Government (Sovereign
  Debt), Bonds, 6.625%,
  10/03/07         NZD               1,000,000          540,357
---------------------------------------------------------------
Fannie Mae (Sovereign Debt),
  Notes, 7.25%, 06/20/02            11,600,000        6,334,992
---------------------------------------------------------------
International Bank for
  Reconstruction and Development
  (Banks-Money Center), Sr.
  Unsec. Unsub. Notes, 5.50%,
  04/15/04                           8,500,000        4,368,740
---------------------------------------------------------------
New Zealand Government
  (Sovereign Debt), Bonds,
  8.00%, 11/15/06                    2,750,000        1,680,036
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Unsec. Unsub. Notes,
  6.25%, 12/03/08                    3,750,000        1,938,971
---------------------------------------------------------------
                                                     14,863,096
---------------------------------------------------------------

SWISS FRANCS-0.05%

Swiss Re (Insurance Brokers),
  2.25%, 04/17/08            CHF     2,000,000        1,309,709
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Foreign Bonds
      & Notes (Cost $62,481,034)                     65,174,256
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-3.83%

                                     SHARES
Australia-0.21%
St. George Bank Ltd.
  (Banks-Regional), $4.50 Conv.
  Pfd.(a) (Acquired 05/21/98-
  05/22/98; Cost $5,007,500)           100,000        4,787,500
---------------------------------------------------------------

BERMUDA-0.39%

Annuity and Life Re, Ltd.
  (Insurance-Life/ Health)              47,000        1,269,000
---------------------------------------------------------------
Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(c)                         175,000        7,896,875
---------------------------------------------------------------
                                                      9,165,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-0.62%

Cadillac Fairview Corp. (Land
  Development)(c)                      180,000   $    3,363,750
---------------------------------------------------------------
MetroNet Communications
  Corp.-Class B (Communications
  Equipment)(c)                        120,000        4,020,000
---------------------------------------------------------------
Teleglobe, Inc.
  (Services-Commercial &
  Consumer)                            195,000        7,020,000
---------------------------------------------------------------
                                                     14,403,750
---------------------------------------------------------------

CAYMAN ISLANDS-0.21%

Scottish Annuity Life and
  Holdings
  (Insurance-Life/Health)(c)           350,000        4,812,500
---------------------------------------------------------------

FINLAND-0.78%

Fortum Corp. (Electric
  Companies)(c)                        517,300        3,146,532
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)           100,000       12,043,750
---------------------------------------------------------------
Sonera Group Oyj
  (Telecommunications-Cellular/Wireless)(c)      169,900      3,000,294
---------------------------------------------------------------
                                                     18,190,576
---------------------------------------------------------------

FRANCE-0.43%

Alstom (Engineering &
  Construction)(c)                     105,000        2,460,864
---------------------------------------------------------------
AXA-ADR (Insurance-Multi-Line)          40,000        2,890,000
---------------------------------------------------------------
France Telecom S.A.-ADR
  (Communications Equipment)            60,000        4,736,250
---------------------------------------------------------------
                                                     10,087,114
---------------------------------------------------------------

GERMANY-0.31%

DaimlerChrysler A.G.
  (Automobiles)                         74,820        7,187,396
---------------------------------------------------------------

NETHERLANDS-0.18%

Equant N.V.
  (Computers-Networking)(c)             61,200        4,150,125
---------------------------------------------------------------

NORWAY-0.04%

Petroleum Geo-Services ASA-ADR
  (Oil & Gas-Drilling &
  Equipment)(c)                         60,000          945,000
---------------------------------------------------------------

PORTUGAL-0.09%

Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/Wireless)       10,300      2,105,527
---------------------------------------------------------------

SPAIN-0.13%

Corporacion Bancaria de Espana
  S.A.-ADR (Banks-Regional)             56,952        2,933,028
---------------------------------------------------------------

UNITED KINGDOM-0.44%

Avis Europe PLC
  (Services-Commercial &
  Consumer)                            765,450        3,192,974
---------------------------------------------------------------
ESG Re Limited
  (Insurance-Life/Health)              116,300        2,355,075
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                      46,000        3,197,000
---------------------------------------------------------------
Stolt Comex Seaway, S.A.-ADR
  (Oil & Gas-Exploration &
  Production)(c)                        80,000          450,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Stolt Comex Seaway, S.A. (Oil &
  Gas-Exploration &
  Production)(c)                       160,000   $    1,080,000
---------------------------------------------------------------
                                                     10,275,049
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $60,639,798)                                   89,043,440
---------------------------------------------------------------

OPTIONS PURCHASED-0.03%

COMPUTERS (SOFTWARE & SERVICES)-0.03%

                          NUMBER OF   EXERCISE   EXPIRATION
                          CONTRACTS    PRICE        DATE
America Online, Inc.(c)
  (premiums paid
  $752,000)                500          140        Feb 99            793,750
----------------------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
U.S. TREASURY SECURITIES-12.90%

U.S. TREASURY BILLS-4.03%

Bills, 4.439%, 03/25/99             94,635,000   $   93,664,071
---------------------------------------------------------------

U.S. TREASURY BONDS &
  NOTES-8.87%

Notes, 6.50%, 05/31/01              17,000,000       17,734,060
---------------------------------------------------------------
Notes, 6.25%, 08/31/02              17,750,000       18,678,325
---------------------------------------------------------------
Notes, 5.625%, 12/31/02             10,000,000       10,340,200
---------------------------------------------------------------
Notes, 5.75%, 04/30/03               2,900,000        3,019,741
---------------------------------------------------------------
Notes, 7.25%, 08/15/04               7,500,000        8,434,650
---------------------------------------------------------------
Notes, 7.875%, 11/15/04             15,000,000       17,383,350
---------------------------------------------------------------
Notes, 7.50%, 02/15/05               3,000,000        3,435,210
---------------------------------------------------------------
Notes, 6.50%, 08/15/05               5,000,000        5,495,750
---------------------------------------------------------------
Notes, 6.50%, 10/15/06              12,000,000       13,314,960
---------------------------------------------------------------
Notes, 6.25%, 02/15/07               5,000,000        5,483,900
---------------------------------------------------------------
Notes, 6.625%, 05/15/07              7,000,000        7,872,480
---------------------------------------------------------------
Notes, 5.625%, 05/15/08              4,000,000        4,264,960
---------------------------------------------------------------
Bonds, 15.75%, 11/15/01             29,975,000       38,796,942
---------------------------------------------------------------
Bonds, 6.75%, 08/15/26               3,000,000        3,595,170
---------------------------------------------------------------
Bonds, 6.625%, 02/15/27             11,700,000       13,837,122
---------------------------------------------------------------
Bonds, 6.375%, 08/15/27             10,000,000       11,499,100
---------------------------------------------------------------
Bonds, 6.125%, 11/15/27             13,500,000       15,118,650
---------------------------------------------------------------
Bonds, 5.50%, 08/15/28               7,750,000        8,114,017
---------------------------------------------------------------
                                                    206,418,587
---------------------------------------------------------------
    Total U.S. Treasury Securities (Cost
      $290,283,459)                                 300,082,658
---------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-2.75%

Federal National Mortgage Association, Bonds,
  7.00%, 05/01/28                   23,591,060       24,070,195
---------------------------------------------------------------
  6.50%, 11/01/28                    9,746,500        9,810,437
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY SECURITIES-(CONTINUED)
  6.50%, 12/01/28                   10,000,000   $   10,065,600
---------------------------------------------------------------
Federal Home Loan Mortgage Corp,
  Bonds, 6.50%, 12/01/28            15,000,000       15,112,500
---------------------------------------------------------------
Tennessee Valley Authority,
  Bonds, 5.98%, 04/01/36             4,600,000        4,830,621
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $63,524,560)                                   63,889,353
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT(f)-4.50%

J.P. Morgan Securities, Inc.,
  4.75%, 01/04/99 (Cost
  $104,629,612)(g)                 104,629,612   $  104,629,612
---------------------------------------------------------------
TOTAL INVESTMENTS-99.18%                          2,307,572,144
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.82%                                  18,985,855
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,326,557,999
===============================================================

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/98 was $104,284,271 which represented 4.48% of the Fund's net assets.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original discount.
(c) Non-income producing security.
(d) A portion of this security is subject to call options written. See Note 8.
(e) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 12/31/98 with a maturing value $500,263,889. Collateralized by U.S. Government agency obligations, 0% to 7.55% due 01/04/99 to 10/03/22 with an aggregate market value at 12/31/98 of $510,001,764.

Investment abbreviations:

ADR     - American Depositary Receipts
CAD     - Canadian Dollars
CHF     - Swiss Francs
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
FRF     - French Francs
GBP     - British Pounds Sterling
Gtd.    - Guaranteed
NLG     - Dutch Guilders
NZD     - New Zealand Dollars
Pfd.    - Preferred
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $1,923,193,386)                          $2,307,572,144
---------------------------------------------------------
Receivables for:
  Investments sold                              8,100,350
---------------------------------------------------------
  Fund shares sold                              6,973,557
---------------------------------------------------------
  Interest and dividends                       16,480,727
---------------------------------------------------------
  Variation margin                                680,000
---------------------------------------------------------
Forward currency contracts                        319,763
---------------------------------------------------------
Investment for deferred compensation plan          28,328
---------------------------------------------------------
Other assets                                       70,388
---------------------------------------------------------
    Total assets                            2,340,225,257
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         4,878,740
---------------------------------------------------------
  Fund shares reacquired                        4,619,491
---------------------------------------------------------
  Deferred compensation plan                       28,328
---------------------------------------------------------
  Options written (Premiums received
    $797,973)                                     862,500
---------------------------------------------------------
Forward currency contracts                         60,135
---------------------------------------------------------
Accrued advisory fees                             975,482
---------------------------------------------------------
Accrued distribution fees                       1,730,654
---------------------------------------------------------
Accrued transfer agent fees                        72,708
---------------------------------------------------------
Accrued operating expenses                        439,220
---------------------------------------------------------
    Total liabilities                          13,667,258
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $2,326,557,999
---------------------------------------------------------

NET ASSETS:

Class A                                    $1,318,229,911
=========================================================
Class B                                    $  894,164,902
=========================================================
Class C                                    $  114,163,186
=========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                        46,698,085
=========================================================
Class B                                        31,727,364
=========================================================
Class C                                         4,046,845
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        28.23
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.23
      divided by 95.25%)                   $        29.64
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        28.18
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        28.21
=========================================================

See Notes to Financial Statements.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                     $ 53,301,282
---------------------------------------------------------
Dividends (net of $42,654 foreign
  withholding tax)                             11,932,232
---------------------------------------------------------
    Total investment income                    65,233,514
---------------------------------------------------------
EXPENSES:
Advisory fees                                   9,043,320
---------------------------------------------------------
Administrative services fees                      104,952
---------------------------------------------------------
Custodian fees                                    181,516
---------------------------------------------------------
Distribution fees-Class A                       2,440,180
---------------------------------------------------------
Distribution fees-Class B                       6,948,906
---------------------------------------------------------
Distribution fees-Class C                         627,014
---------------------------------------------------------
Trustees' fees                                     19,242
---------------------------------------------------------
Transfer agent fees-Class A                     1,240,251
---------------------------------------------------------
Transfer agent fees-Class B                     1,255,480
---------------------------------------------------------
Transfer agent fees-Class C                        95,084
---------------------------------------------------------
Other                                             662,571
---------------------------------------------------------
    Total expenses                             22,618,516
---------------------------------------------------------
Less: Expenses paid indirectly                    (36,748)
---------------------------------------------------------
    Net expenses                               22,581,768
---------------------------------------------------------
Net investment income                          42,651,746
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FORWARD CURRENCY CONTRACTS,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       (48,583,504)
---------------------------------------------------------
  Foreign currencies                              162,571
---------------------------------------------------------
  Forward currency contracts                      213,074
---------------------------------------------------------
  Futures contracts                            12,419,792
---------------------------------------------------------
  Option contracts purchased                      148,320
---------------------------------------------------------
  Option contracts written                        678,046
---------------------------------------------------------
                                              (34,961,701)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       188,156,393
---------------------------------------------------------
  Foreign currencies                               13,023
---------------------------------------------------------
  Forward currency contracts                      259,592
---------------------------------------------------------
  Future contracts                             14,118,475
---------------------------------------------------------
  Option contracts purchased                       41,750
---------------------------------------------------------
  Option contracts written                        (75,211)
---------------------------------------------------------
                                              202,514,022
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies, forward currency
       contracts, futures and option
       contracts                              167,552,321
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $210,204,067
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998             1997
                                                              --------------   --------------
OPERATIONS:

  Net investment income                                       $   42,651,746   $   19,016,014
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures and option contracts             (34,961,701)      34,831,453
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, forward currency contracts, futures
    and option contracts                                         202,514,022      134,939,011
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         210,204,067      188,786,478
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (25,009,619)     (12,472,168)
---------------------------------------------------------------------------------------------
  Class B                                                        (12,164,517)      (5,631,570)
---------------------------------------------------------------------------------------------
  Class C                                                         (1,261,081)         (29,666)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (2,990,460)     (19,245,568)
---------------------------------------------------------------------------------------------
  Class B                                                         (2,026,544)     (13,549,718)
---------------------------------------------------------------------------------------------
  Class C                                                           (260,076)        (198,011)
---------------------------------------------------------------------------------------------
Net equalization credits                                                  --        8,681,162
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        537,064,636      260,376,777
---------------------------------------------------------------------------------------------
  Class B                                                        344,386,485      192,163,146
---------------------------------------------------------------------------------------------
  Class C                                                         99,082,872        9,380,380
---------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,147,025,763      608,261,242
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,179,532,236      571,270,994
---------------------------------------------------------------------------------------------
  End of period                                               $2,326,557,999   $1,179,532,236
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,957,596,687   $  958,373,243
---------------------------------------------------------------------------------------------
  Undistributed net investment income                              5,095,292       20,023,353
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures and option
    contracts                                                    (34,826,585)       4,957,057
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, forward currency contracts, futures and
    option contracts                                             398,692,605      196,178,583
---------------------------------------------------------------------------------------------
                                                              $2,326,557,999   $1,179,532,236
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and paid quarterly. On December 31, 1998 additional paid-in capital was increased by $348,718, undistributed net investment income was decreased by $803,857 and undistributed net realized gains was increased by $455,139 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $20,440,896 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E. Equalization -- The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective January 1, 1998, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $18,340,733 from undistributed net investment income to paid-in capital. This change had no effect on the net assets, the results of operations or the net asset value per share of the Fund.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
H. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at December 31, 1998 were as follows:

                                CONTRACT TO                          UNREALIZED
       SETTLEMENT         ------------------------                  APPRECIATION
          DATE             DELIVER       RECEIVE        VALUE      (DEPRECIATION)
       ----------         ----------   -----------   -----------   --------------
        01/13/99    NZD    6,000,000   $ 3,124,500   $ 3,154,584      $(30,084)
        01/14/99    GBP    7,200,000    12,137,328    11,950,315       187,013
        01/15/99    DEM    1,500,000       919,811       900,836        18,975
        02/04/99    CAD   12,500,000     8,203,822     8,169,690        34,132
        02/04/99    NZD   12,000,000     6,379,440     6,308,521        70,919
        02/26/99    DEM      600,000       353,503       361,094        (7,591)
        02/26/99    GBP      700,000     1,154,559     1,157,678        (3,119)
        02/26/99    NZD    1,200,000       639,540       630,816         8,724
        02/26/99    NZD    7,800,000     4,080,960     4,100,301       (19,341)
                                       -----------   -----------      --------
                                       $36,993,463   $36,733,835      $259,628
                                       ===========   ===========      ========

I. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
J. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $104,952 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, AFS was paid $1,438,687 for such services.

   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $2,440,180, $6,948,906 and $627,014, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,172,743 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $106,255 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $6,473 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $19,083 and $17,665, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $36,748 during the year ended December 31, 1998.
NOTE 4-TRUSTEES' FEES
Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $1,513,656,427 and $691,078,348, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $420,949,737
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (36,578,566)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $384,371,171
=========================================================
Cost of investments for tax purposes is $1,923,200,973.

NOTE 7-FUTURES CONTRACTS

On December 31, 1998, $13,503,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

  Open futures contracts at December 31, 1998 were as follows:

                                                          UNREALIZED
                        NO. OF                           APPRECIATION
CONTRACT               CONTRACTS   MONTH   COMMITMENT   (DEPRECIATION)
--------               ---------   -----   ----------   --------------
S&P 500 Index             800      Mar.       Buy        $14,118,475
======================================================================

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                 -------------------------
                                 NUMBER OF      PREMIUMS
                                 CONTRACTS      RECEIVED
                                 ---------      --------
Beginning of period                   500      $   101,622
----------------------------------------------------------
Written                            11,913        3,596,915
----------------------------------------------------------
Closed                             (6,821)      (2,140,284)
----------------------------------------------------------
Exercised                          (4,142)        (650,659)
----------------------------------------------------------
Expired                              (950)        (109,621)
----------------------------------------------------------
End of period                         500      $   797,973
==========================================================

Open call option contracts written at December 31, 1998 were as follows:

                                                                 DECEMBER 31,
                                           NUMBER                    1998
                      CONTRACT   STRIKE      OF       PREMIUMS      MARKET        UNREALIZED
        ISSUE          MONTH     PRICE    CONTRACTS   RECEIVED      VALUE        DEPRECIATION
        -----         --------   ------   ---------   --------   ------------    ------------
America Online,
  Inc................  Feb 99     150        500      $797,973     $862,500        $(64,527)
===================== =======     ===        ===      ========     ========        ========

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                         1998                          1997
                                                              ---------------------------   --------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                              -----------   -------------   ----------   -------------
Sold:
  Class A                                                      29,663,763   $ 789,886,049   16,304,170   $ 379,544,296
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      15,995,669     427,423,474    8,995,999     214,419,729
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                      4,375,455     117,461,185      363,376       9,356,324
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
of dividends:
  Class A                                                         872,547      23,134,563    1,215,553      29,691,206
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         492,389      13,073,889      710,951      17,509,949
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         54,578       1,446,813        8,636         215,490
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (10,355,432)   (275,955,976)  (6,305,229)   (148,858,725)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,657,104)    (96,110,878)  (1,668,675)    (39,766,532)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (747,879)    (19,825,126)      (7,321)       (191,434)
----------------------------------------------------------------------------------------------------------------------
                                                               36,693,986   $ 980,533,993   19,617,460   $ 461,920,303
======================================================================================================================
* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998, and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                 1998          1997         1996      1995       1994
                                                              ----------     --------     --------   -------    -------
Net asset value, beginning of period                          $    25.78     $ 21.84      $  19.22   $ 14.62    $ 16.10
------------------------------------------------------------  ----------     --------     --------   -------    -------
Income from investment operations:
 Net investment income                                              0.71(a)     0.60          0.66      0.49       0.44
------------------------------------------------------------  ----------     --------     --------   -------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                      2.45        4.66          2.99      4.57      (1.31)
------------------------------------------------------------  ----------     --------     --------   -------    -------
   Total from investment operations                                 3.16        5.26          3.65      5.06      (0.87)
------------------------------------------------------------  ----------     --------     --------   -------    -------
Less distributions:
 Dividends from net investment income                              (0.65)      (0.55)        (0.55)    (0.46)     (0.39)
------------------------------------------------------------  ----------     --------     --------   -------    -------
 Distributions from net realized gains                             (0.06)      (0.77)        (0.48)       --      (0.22)
------------------------------------------------------------  ----------     --------     --------   -------    -------
   Total distributions                                             (0.71)      (1.32)        (1.03)    (0.46)     (0.61)
------------------------------------------------------------  ----------     --------     --------   -------    -------
Net asset value, end of period                                $    28.23     $ 25.78      $  21.84   $ 19.22    $ 14.62
============================================================  ==========     ========     ========   =======    =======
Total return(b)                                                    12.46%      24.41%        19.25%    34.97%     (5.44)%
============================================================  ==========     ========     ========   =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,318,230     $683,633     $334,189   $92,241    $37,572
============================================================  ==========     ========     ========   =======    =======
Ratio of expenses to average net assets                             0.95%(c)    0.98%         1.15%     1.43%(d)    1.25%(d)
============================================================  ==========     ========     ========   =======    =======
Ratio of net investment income to average net assets                2.81%(c)    2.48%         2.97%     2.81%(e)    3.07%(e)
============================================================  ==========     ========     ========   =======    =======
Portfolio turnover rate                                               43%         66%           72%       77%        76%
============================================================  ==========     ========     ========   =======    =======

(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges.
(c)  Ratios are based on average net assets of $976,072,030.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.46% and 1.68% for 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.78% and 2.64% for 1995 and 1994, respectively.

                                                                   CLASS B                                        CLASS C
                                        -------------------------------------------------------------      ---------------------
                                          1998         1997          1996         1995         1994          1998         1997
                                        --------     --------      --------      -------      -------      --------      -------
Net asset value, beginning of period    $  25.75     $  21.83      $  19.22      $ 14.62      $ 16.11      $  25.76      $ 25.55
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
Income from investment operations:
 Net investment income                      0.42(a)      0.38          0.48         0.31         0.31          0.42(a)      0.16
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
 Net gains (losses) on securities
   (both realized and unrealized)           2.51         4.68          2.99         4.61        (1.31)         2.53         1.01
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
     Total from investment operations       2.93         5.06          3.47         4.92        (1.00)         2.95         1.17
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
Less distributions:
 Dividends from net investment income      (0.44)       (0.37)        (0.38)       (0.32)       (0.27)        (0.44)       (0.19)
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
 Distributions from net realized gains     (0.06)       (0.77)        (0.48)          --        (0.22)        (0.06)       (0.77)
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
     Total distributions                   (0.50)       (1.14)        (0.86)       (0.32)       (0.49)        (0.50)       (0.96)
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
Net asset value, end of period          $  28.18     $  25.75      $  21.83      $ 19.22      $ 14.62      $  28.21      $ 25.76
======================================  ========     ========      ========      =======      =======      ========      =======
Total return(b)                            11.53%       23.42%        18.28%       33.93%       (6.23)%       11.60%        4.67%
======================================  ========     ========      ========      =======      =======      ========      =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $894,165     $486,506      $237,082      $72,634      $20,245      $114,163      $ 9,394
======================================  ========     ========      ========      =======      =======      ========      =======
Ratio of expenses to average net
 assets                                     1.76%(c)     1.79%         1.97%        2.21%(d)     1.98%(d)      1.73%(c)     1.78%(f)
======================================  ========     ========      ========      =======      =======      ========      =======
Ratio of net investment income to
 average net assets                         2.00%(c)     1.67%         2.15%        2.03%(e)     2.34%(e)      2.03%(c)     1.68%(f)
======================================  ========     ========      ========      =======      =======      ========      =======
Portfolio turnover rate                       43%          66%           72%          77%          76%           43%          66%
======================================  ========     ========      ========      =======      =======      ========      =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $694,890,554 and $62,701,487 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.23% and 2.45% for 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.01% and 1.87% for 1995 and 1994, respectively.
(f)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Balanced Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Balanced Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Balanced Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF TRUSTEES                                    OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                     Charles T. Bauer                           11 Greenway Plaza
Chairman                                             Chairman                                   Suite 100
A I M Management Group Inc.                                                                     Houston, TX 77046
                                                     Robert H. Graham
Bruce L. Crockett                                    President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                         John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and                    Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                         Suite 100
COMSAT Corporation                                   Carol F. Relihan                           Houston, TX 77046
                                                     Senior Vice President and Secretary
Owen Daly II                                                                                    TRANSFER AGENT
Director                                             Gary T. Crum
Cortland Trust Inc.                                  Senior Vice President                      A I M Fund Services, Inc.
                                                                                                P.O. Box 4739
Edward K. Dunn Jr.                                   Dana R. Sutton                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                 Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                           CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and             Robert G. Alley
President, Mercantile Bankshares                     Vice President                             State Street Bank and Trust Company
                                                                                                225 Franklin Street
Jack Fields                                          Stuart W. Coco                             Boston, MA 02110
Chief Executive Officer                              Vice President
Texana Global, Inc.;                                                                            COUNSEL TO THE FUND
Formerly Member                                      Melville B. Cox
of the U.S. House of Representatives                 Vice President                             Ballard Spahr
                                                                                                Andrews & Ingersoll, LLP
Carl Frischling                                      Karen Dunn Kelley                          1735 Market Street
Partner                                              Vice President                             Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                     Jonathan C. Schoolar                       COUNSEL TO THE TRUSTEES
Robert H. Graham                                     Vice President
President and Chief Executive Officer                                                           Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                          Renee A. Friedli                           919 Third Avenue
                                                     Assistant Secretary                        New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.,         P. Michelle Grace                          DISTRIBUTOR
Commissioner, New York City Dept. for                Assistant Secretary
the Aging; and member of the Board of Directors,                                                A I M Distributors, Inc.
Metropolitan Transportation Authority of             Jeffrey H. Kupor                           11 Greenway Plaza
New York State                                       Assistant Secretary                        Suite 100
                                                                                                Houston, TX 77046
Lewis F. Pennock                                     Nancy L. Martin
Attorney                                             Assistant Secretary                        AUDITORS

Ian W. Robinson                                      Ofelia M. Mayo                             KPMG LLP
Consultant; Formerly Executive                       Assistant Secretary                        700 Louisiana
Vice President and
Chief Financial Officer                              Lisa A. Moss                               Houston, TX 77002
Bell Atlantic Management                             Assistant Secretary
Services, Inc.
                                                     Kathleen J. Pflueger
Louis S. Sklar                                       Assistant Secretary
Executive Vice President
Hines Interests                                      Samuel D. Sirko
Limited Partnership                                  Assistant Secretary

                                                     Stephen I. Winer
                                                     Assistant Secretary

                                                     Mary J. Benson
                                                     Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Balanced Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.649, $0.443, and $0.443 per share, respectively, to shareholders during its tax year ended December 31, 1998. Of these amounts 19.18% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $4,951,677 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION
Of the total ordinary dividends paid, 14.93% were for Class A, 14.89% for Class B, and 14.89% for Class C shares were derived from U.S. Treasury obligations.

HOW AIM MAKES INVESTING
EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.
o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.
o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.
o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.
o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.
o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.
o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.
o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.
o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                     -------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                     -------------------------------------

                            The AIM Family of Funds--Registered Trademark--

GROWTH FUNDS                              INTERNATIONAL GROWTH FUNDS            A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund(1)             AIM Advisor International Value Fund  in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                        AIM Asian Growth Fund                 approximately $109 billion in assets for more than
AIM Capital Development Fund              AIM Developing Markets Fund(2)        6.2 million shareholders, including individual
AIM Constellation Fund                    AIM Europe Growth Fund(2)             investors, corporate clients, and financial
AIM Mid Cap Equity Fund(2), (A)           AIM European Development Fund         institutions, as of December 31, 1998. The AIM
AIM Select Growth Fund(3)                 AIM International Equity Fund         Family of Funds--Registered Trademark-- is
AIM Small Cap Growth Fund(2), (B)         AIM Japan Growth Fund(2)              distributed nationwide, and AIM today is the
AIM Small Cap Opportunities Fund          AIM Latin American Growth Fund(2)     10th-largest mutual fund complex in the U.S. in
AIM Value Fund                            AIM New Pacific Growth Fund(2)        assets under management, according to Strategic
AIM Weingarten Fund                                                             Insight, an independent mutual fund monitor.
                                          GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                     AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund              AIM Global Growth & Income Fund(2)
AIM Balanced Fund                         AIM Global Utilities Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund                          GLOBAL INCOME FUNDS
                                          AIM Emerging Markets Debt Fund(2), (D)
INCOME FUNDS                              AIM Global Government Income Fund(2)
AIM Floating Rate Fund(2)                 AIM Global Income Fund
AIM High Yield Fund                       AIM Strategic Income Fund(2)
AIM High Yield Fund II
AIM Income Fund                           THEME FUNDS
AIM Intermediate Government Fund          AIM Global Consumer Products and Services Fund(2)
AIM Limited Maturity Treasury Fund        AIM Global Financial Services Fund(2)
                                          AIM Global Health Care Fund(2)
TAX-FREE INCOME FUNDS                     AIM Global Infrastructure Fund(2)
AIM High Income Municipal Fund            AIM Global Resources Fund(2)
AIM Municipal Bond Fund                   AIM Global Telecommunications Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Trends Fund(2), (E)
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.